                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                      Chief Financial Officer
--------------------------------------------    --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE


Drew Keith                                          3/20/2002
--------------------------------------------    --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE


PREPARER:


/s/ Jessica L. Wilson                               Chief Accounting Officer
--------------------------------------------    --------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE


Jessica L. Wilson                                   3/20/2002
--------------------------------------------    --------------------------------
PRINTED NAME OF PREPARER                               DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-1
------------------------------------

------------------------------------
CASE NUMBER: 400-42143-BJH                                   02/13/95, RWD, 2/96
------------------------------------

-------------------------------------------------

COMPARATIVE BALANCE SHEET

-----------------------------------------------------------------------------------------
                                                      MONTH           MONTH         MONTH
                                      SCHEDULE      -------------------------------------
ASSETS                                 AMOUNT       January 2002    February 2002
-----------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                $    15,476   $      9,618     $      9,618     $0
-----------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                $  5,201,274     $          0     $0
-----------------------------------------------------------------------------------------
3.   TOTAL CASH                       $    15,476   $  5,210,892     $      9,618     $0
-----------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)        $13,356,789   $  1,136,734     $    886,852     $0
-----------------------------------------------------------------------------------------
5.   INVENTORY                                      $        640     $          0     $0
-----------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                               $          0     $          0     $0
-----------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                               $     69,007          ($2,772)    $0
-----------------------------------------------------------------------------------------
8.   OTHER (ATTACH  LIST)             $37,290,970   $ 54,494,425     $ 59,891,186     $0
-----------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS             $50,663,235   $ 60,911,698     $ 60,784,884     $0
-----------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT      $17,083,867   $          0     $          0     $0
-----------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                       $          0     $          0     $0
-----------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT  &
     EQUIPMENT                        $17,083,867   $          0     $          0     $0
-----------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                              $          0     $          0     $0
-----------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH  LIST)                    $          0     $          0     $0
-----------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------
16.  TOTAL ASSETS                     $67,747,102   $ 60,911,698     $ 60,784,884     $0
-----------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $    362,260     $    276,706     $0
-----------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                   ($3,849,417)     ($3,854,540)    $0
-----------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $          0     $          0     $0
-----------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $          0     $          0     $0
-----------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $          0     $          0     $0
-----------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                            $    753,885     $    725,432     $0
-----------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                     ($2,733,272)     ($2,852,402)    $0
-----------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------
24.  SECURED DEBT                     $   152,776   $          0     $          0     $0
-----------------------------------------------------------------------------------------
25.  PRIORITY DEBT                    $   380,384   $          0     $          0     $0
-----------------------------------------------------------------------------------------
26.  UNSECURED DEBT                   $10,596,326   $ 18,206,244     $ 18,206,244     $0
-----------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                            $          0     $          0     $0
-----------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES    $11,129,486   $ 18,206,244     $ 18,206,244     $0
-----------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                $11,129,486   $ 15,472,972     $ 15,353,842     $0
-----------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $ 49,811,125     $ 49,811,125     $0
-----------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($4,372,399)     ($4,380,083)    $0
-----------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------
33.  TOTAL EQUITY                     $         0   $ 45,438,726     $ 45,431,042     $0
-----------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                   $11,129,486   $ 60,911,698     $ 60,784,884     $0
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------
                                            MONTH           MONTH       MONTH
                                         ------------------------------------    QUARTER
REVENUES                                 January 2002   February 2002             TOTAL
----------------------------------------------------------------------------------------
1.   GROSS REVENUES                       $      435       ($14,743)      $0     ($14,308)
-----------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS            $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
3.   NET REVENUE                          $      435       ($14,743)      $0     ($14,308)
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------
4.   MATERIAL                             $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
5.   DIRECT LABOR                         $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                      $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD             $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
8.   GROSS PROFIT                         $      435       ($14,743)      $0     ($14,308)
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION       $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
10.  SELLING & MARKETING                  $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE             $   20,758      $      57       $0    $  20,815
-----------------------------------------------------------------------------------------
12.  RENT & LEASE                         $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                  $   95,422      $       0       $0    $  95,422
-----------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES             $  116,180      $      57       $0    $ 116,237
-----------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                      ($115,745)      ($14,800)      $0    ($130,545)
-----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)     $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)    $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                     $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION             $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
20.  AMORTIZATION                         $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                   ($201,351)       ($1,995)      $0    ($203,346)
-----------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES           ($201,351)       ($1,995)      $0    ($203,346)
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                    $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                    $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES        $        0      $       0       $0    $       0
-----------------------------------------------------------------------------------------
27.  INCOME TAX                           $   34,242        ($5,122)      $0    $  29,120
-----------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                    $   51,364        ($7,683)      $0    $  43,681
-----------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

-----------------------------------------------------------------------------------------
                                          MONTH          MONTH       MONTH
CASH RECEIPTS AND                     ------------------------------------    QUARTER
DISBURSEMENTS                         January 2002   February 2002             TOTAL
-----------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH         $    93,050    $    9,618       $0    $     93,050
-----------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------
2.   CASH SALES                        $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------
3.   PREPETITION                       $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
4.   POSTPETITION                      $   801,356    $  124,487       $0    $    925,843
-----------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS          $   801,356    $  124,487       $0    $    925,843
-----------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)    $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
7.   SALE OF ASSETS                    $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
8.   OTHER (ATTACH  LIST)                ($884,788)    ($124,487)      $0     ($1,009,275)
-----------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS        ($884,788)    ($124,487)      $0     ($1,009,275)
-----------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       ($83,432)   $        0       $0        ($83,432)
-----------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE              $     9,618    $    9,618       $0    $      9,618
-----------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------
12.  NET PAYROLL                       $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
14.  SALES,  USE & OTHER TAXES PAID    $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES         $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
16.  UTILITIES                         $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
17.  INSURANCE                         $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES               $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                  $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
20.  TRAVEL                            $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
21.  ENTERTAINMENT                     $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE             $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
23.  SUPPLIES                          $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
24.  ADVERTISING                       $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
25.  OTHER (ATTACH  LIST)              $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS     $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                 $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                 $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
29.  OTHER (ATTACH  LIST)              $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES     $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS               $         0    $        0       $0    $          0
-----------------------------------------------------------------------------------------
32.  NET CASH FLOW                        ($83,432)   $        0       $0        ($83,432)
-----------------------------------------------------------------------------------------
33.  CASH - END OF MONTH               $     9,618    $    9,618       $0    $      9,618
-----------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.               ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------------------------------------------------------
                                                      MONTH          MONTH       MONTH
                                       SCHEDULE   ------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    January 2002   February 2002
--------------------------------------------------------------------------------------
1.   0-30                                          $  (11,867)      $  3,190       $0
--------------------------------------------------------------------------------------
2.   31-60                                         $  180,645        ($7,100)      $0
--------------------------------------------------------------------------------------
3.   61-90                                         $  211,231       $ 97,532       $0
--------------------------------------------------------------------------------------
4.   91+                                           $  756,725       $793,230       $0
--------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0       $1,136,734       $886,852       $0
--------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE               $        0       $      0       $0
--------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0       $1,136,734       $886,852       $0
--------------------------------------------------------------------------------------

------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                  MONTH:   February 2002
                                                                   -----------------
------------------------------------------------------------------------------------
                               0-30        31-60    61-90      91+
TAXES  PAYABLE                 DAYS        DAYS     DAYS       DAYS        TOTAL
------------------------------------------------------------------------------------
1.   FEDERAL                ($3,873,998)  $    0   $     0   $      0    ($3,873,998)
------------------------------------------------------------------------------------
2.   STATE                 $     19,458   $    0   $     0   $      0   $     19,458
------------------------------------------------------------------------------------
3.   LOCAL                 $          0   $    0   $     0   $      0   $          0
------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)   $          0   $    0   $     0   $      0   $          0
------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE    ($3,854,540)  $    0   $     0   $      0    ($3,854,540)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE         ($131,776)  $1,345   $70,609   $336,528   $    276,706
------------------------------------------------------------------------------------

----------------------------

STATUS OF POSTPETITION TAXES                       MONTH:    February 2002
                                                          --------------------------
------------------------------------------------------------------------------------
                                  BEGINNING       AMOUNT                   ENDING
                                     TAX       WITHHELD AND/   AMOUNT        TAX
FEDERAL                          LIABILITY*     0R ACCRUED      PAID      LIABILITY
------------------------------------------------------------------------------------
1.   WITHHOLDING**              $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**            $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**            $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
4.   UNEMPLOYMENT               $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
5.   INCOME                      ($3,868,876)       ($5,122)     $0      ($3,873,998)
------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)        $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
7.   TOTAL  FEDERAL  TAXES       ($3,868,876)       ($5,122)     $0      ($3,873,998)
------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------
8.   WITHHOLDING                $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
9.   SALES                      $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
10.  EXCISE                     $     19,458   $          0      $0     $     19,458
------------------------------------------------------------------------------------
11.  UNEMPLOYMENT               $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
12.  REAL PROPERTY              $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY          $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)        $          0   $          0      $0     $          0
------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL        $     19,458   $          0      $0     $     19,458
------------------------------------------------------------------------------------
16.  TOTAL TAXES                 ($3,849,418)       ($5,122)     $0      ($3,854,540)
------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.              ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
--------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:  February 2002
-------------------------------------                    ----------------------------------
BANK  RECONCILIATIONS
                                        Account #1     Account #2       Account #3
-------------------------------------------------------------------------------------------
A.     BANK:                              Bank One      Bank One
-------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                   100128198     #1571582806                    TOTAL
-------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                    Deposit    Auction Proceeds
-------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT             $    0                 $0       $0       $    0
-------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED       $    0                 $0       $0       $    0
-------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS           $    0                 $0       $0       $    0
-------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                $9,618                 $0       $0       $9,618
-------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS            $9,618                 $0       $0       $9,618
-------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN        No checks    Account Closed
-------------------------------------------------------------------------------------------

------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------
                                  DATE OF     TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER      PURCHASE   INSTRUMENT     PRICE     VALUE
---------------------------------------------------------------------------
7.   N/A
---------------------------------------------------------------------------
8.   N/A
---------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                       $0      $    0
---------------------------------------------------------------------------

------------------------------
CASH

---------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                $    0
---------------------------------------------------------------------------

---------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                       $9,618
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------
                                                   MONTH:  February 2002

---------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------
                       INSIDERS
-----------------------------------------------------
                        TYPE OF   AMOUNT   TOTAL PAID
       NAME             PAYMENT    PAID     TO DATE
-----------------------------------------------------
1.   Toby Skaar         Salary      $0      $  4,808
-----------------------------------------------------
2.   Doug Kalitta       Salary      $0      $219,000
-----------------------------------------------------
3.   N/A
-----------------------------------------------------
4.   N/A
-----------------------------------------------------
5.   N/A
-----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                    $0      $223,808
-----------------------------------------------------

-----------------------------------------------------------------------------------------
                                       PROFESSIONALS
-----------------------------------------------------------------------------------------
                            DATE OF COURT                                        TOTAL
                          ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
           NAME               PAYMENT         APPROVED    PAID      TO DATE    & UNPAID *
-----------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                            $0        $0         $0           $0
-----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                             SCHEDULED   AMOUNTS
                                              MONTHLY     PAID        TOTAL
                                             PAYMENTS    DURING      UNPAID
          NAME OF CREDITOR                      DUE        MONTH   POSTPETITION
-------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------
6.   TOTAL
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

                                                   MONTH: February 2002
                                                          ----------------------

-------------------------
QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                         X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                   X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                   X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                              X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                        X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                           X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                             X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                           INSTALLMENT PAYMENTS
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      TYPE OF                                                PAYMENT AMOUNT
       POLICY                  CARRIER      PERIOD COVERED    & FREQUENCY
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     See Kitty Hawk, Inc. Case #400-42141
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CASE  NAME:  Kitty Hawk Charters, Inc.                  FOOTNOTES SUPPLEMENT
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CASE  NUMBER: 400-42143-BJH                         ACCRUAL BASIS
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                                                       MONTH:  February 2002
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
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ACCRUAL BASIS    LINE
FORM NUMBER     NUMBER                               FOOTNOTE / EXPLANATION
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
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     6                   All Professional fees related to the Reorganization of the
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                           Company are disbursed out of Kitty Hawk, Inc. (Parent
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                           Company). Refer to Case # 400-42141
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     7                   All insurance plans related to the Company are carried
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                           at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                           400-42141.
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     3             3     The current general ledger system is not able to provide a detail of
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                           customer cash receipts segregated by prepetion accounts receivable
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                           and post petition accounts receivable. Therefore, cash receipts
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                           is provided in total for the month.
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     3             8     All cash received into the Company cash accounts is swept
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                           each night to Kitty Hawk, Inc. Master Account (see Case
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                           #400-42141).
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     3            31     All disbursements (either by wire transfer or check), including payroll are
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                           disbursed out of the Kitty Hawk, Inc. controlled disbursement
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                           account.
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     4             6     All assessment of uncollectible accounts receivable are done
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                           at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
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                           are recorded at Inc. and pushed down to Inc.'s subsidiaries
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                           as deemed necessary.
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     4             6     Accounts payable on the aging are in the 60 and 90 day categories due to wire
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                           transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
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                           aging and invoices on Kitty Hawk Charters Aging. Company is working on
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                           clearing these items.
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     3            28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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                         All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations. Current period activity relates to wrapping up final activity and
  General                any miscellaneous billings and payables processing.
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                         Based on court order, all funds held in the restricted cash account as a result of the sale of the KH Charters assets, have been remitted to Wells Fargo Bank to be applied to our outstanding debt on the Revolving credit facility held at Kitty Hawk
     1             2     Inc. (Case #400-42141).
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

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CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                          February 2002

8.   OTHER (ATTACH LIST)                                $ 59,891,186  Reported
                                                        ------------
          Intercompany Receivables                        59,325,357
          A/R Clothing Sales                                  27,678
          A/R Aging reconciling item                         217,611
          A/R Bankrupt customers                             267,277
          Security Deposit                                    53,263
                                                        ------------
                                                          59,891,186  Detail
                                                        ------------
                                                                  --  Difference

22.  OTHER (ATTACH LIST)                                $    725,432  Reported
                                                        ------------
          Accrued charter expenses                           367,437
          A/P Aging reconciling item                          19,437
          Misc                                                 8,063
          Accrued Fuel                                       330,495
                                                        ------------
                                                             725,432  Detail
                                                        ------------
                                                                  --  Difference

ACCRUAL BASIS-2
21.  OTHER (ATTACH LIST)                                      (1,995) Reported
                                                        ------------
          Interest Income                                     (1,995)
                                                        ------------
                                                              (1,995) Detail
                                                        ------------
                                                                  --  Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                    (124,487) Reported
                                                        ------------
          Credit card charges                                    (58)
          Misc Receipts                                          193
          Sweeps to Kitty Hawk, Inc.                        (124,622)
                                                        ------------
                                                            (124,487) Detail
                                                        ------------
                                                                  --  Difference